EXHIBIT 10.33

                                 LEASE OF SPACE
                          MULTI-TENANT OFFICE/WAREHOUSE
                          SUMMARY OF BASIC LEASE TERMS


1.   Tenant: One Source Technologies, Inc.
             -----------------------------

2.   Building:

     (a)  Name: Broadway Business Center
                ------------------------

     (b)  Approximate Total Square Footage: 102,059 sq. ft.
                                            ---------------

3.   Demised Premises:

     (a)  Approx. Total Square Footage: 3,971 sq. ft.
                                        -------------

     (b)  Address: 7000 North Broadway, Suite 101 Denver, Colorado 80221
                   -----------------------------------------------------

4.   Initial Lease Term:

     (a)  Period: 3 years, 0 months and 0 days
                 ---      ---          ---

     (b)  Commencement Date: October 1, 2002
                             ---------------

     (c)  Expiration Date: September 30, 2005
                           ------------------

5.   Basic Rent:

     (a)  Total for Lease Term: $68,499.75 per Lease Term
                                ----------

     (b)  Total  Annual:  $21,840.50 per annum Year 1: 10/1/02 - 9/30/03
                          ----------
                          $22,833.25 per annum Year 2: 10/1/03 - 9/30/04
                          ----------
                          $23,826.00 per annum Year 3: 10/1/04 - 9/30/05
                          ----------

     (c)  Monthly  Basic  Rent: $1,820.04 per month Year 1: 10/1/02 - 9/30/03
                                ---------
                                $1,902.77 per month Year 2: 10/1/03 - 9/30/04
                                ---------
                                $1,985.50 per month Year 3: 10/1/04 - 9/30/05
                                ---------
6.   Additional Rent:

     (a)  Initial  Monthly  Deposit  for  Taxes  and   Assessments,   Landlord's
          Insurance and Common Facilities charges: $1,042.39
                                                   ---------

     (b)  Tenant's Pro Rata Share (for Additional Rent): 3.89 %
                                                         ------

                                                            Landlord's Initials

                                                               Tenant's Initials

7.   Initial Monthly Payment Due (for Basic Rent and Additional Rent):
     $2,862.43 per month
     ---------

8.   Security Deposit Amount: $3,028.00
                              ---------

9.   Place for Payments:

         Broadway Business Center,
         -------------------------
         c/o Etkin Johnson Company LLC
         1512 Larimer Street, Suite 325
         Denver, Colorado  80202

10. Permitted Use(s) by Tenant: General office and storage of electronic component parts

11.  Broker(s):

     (a) Landlord is represented by Etkin Johnson Company LLC, which is acting as Landlord's Agent.

     (b) Tenant is represented by N/A, which is acting as (check one:) Tenant's Agent, or Transaction Broker.




                                                             Landlord's Initials
                                                             Tenant's Initials

                                 LEASE OF SPACE
                         (Multi-Tenant Office/Warehouse)


     This Lease is made this 20th day of Augusst, 2002, between Colorado Industrial Portfolio, LLC, a Colorado limited liability company ("Landlord"), whose address is 1512 Larimer Street, #325, Denver, Colorado 80202, and One Source Technologies, Inc., a Delaware corporation ("Tenant").

I. GENERAL.
-----------

     1.1 Consideration.
     ------------------
     Landlord enters into this Lease in consideration of the payment by Tenant of the rents herein reserved and the keeping, observance and performance by Tenant of the covenants and agreements of Tenant herein contained.

     1.2 Exhibits and Addenda to Lease.
     ----------------------------------
     The Exhibits and Addenda listed below shall be attached to this Lease and be deemed incorporated in this Lease by this reference. In the event of any inconsistency between such Exhibits and Addenda and the terms and provisions of this Lease, the terms and provisions of the Exhibits and Addenda shall control. The Attachments, Exhibits and Addenda to this Lease are:

     Summary of Basic Lease Terms

     Exhibit A   Legal Descriptions of Land
     Exhibit B   Location of Demised Premises Within Building (Space Plan)
     Exhibit C   Rules & Regulations
     Addendum


II. DEFINITIONS; DEMISE OF PREMISES.
------------------------------------

     2.1 Demise.
     -----------
     Subject to the provisions, covenants and agreements herein contained, Landlord hereby leases and demises to Tenant, and Tenant hereby leases from Landlord, the Demised Premises as hereinafter defined, for this Lease Term as hereinafter defined, subject to existing covenants, conditions, restrictions, easements and encumbrances affecting the same.

     2.2 Demised Premises.
     ---------------------
     The "Demised Premises" shall mean the space to be occupied by Tenant as depicted in Exhibit B attached hereto and cross-hatched thereon. The Demised Premises are within the Building which is located on the Land, as the terms Building and Land are hereinafter defined.

     2.3 Area and Address.
     ---------------------
     The Demised Premises contains approximately the floor area set forth in the Summary of Basic Lease Terms. If the roof of the Building overhangs past any of the demising walls of the Demised Premises, the overhang area shall be included in the floor area of the Demised Premises set forth in the Summary of Basic Lease Terms, provided that such overhang shall be a part of the Common Facilities for all other purposes under this Lease. The address of the Demised Premises is the address set forth in the Summary of Basic Lease Terms.

     2.4 Land.
     ---------
     "Land" shall mean the parcel of real property more particularly described as the Land in Exhibit A attached hereto.

     2.5 Building.
     -------------
     "Building" shall mean the building or buildings constructed on the Land containing approximately the number of square feet of interior floor area set forth on the Summary of Basic Lease Terms. If there is more than one building constructed on the Land, the term "Building" shall mean collectively all buildings constructed upon the Land.

     2.6 Improvements.
     -----------------
     "Improvements" shall mean the Building, the Parking Area as hereinafter defined, and all other fixtures and improvements on the Land, including landscaping thereon.

     2.7 Property.
     -------------
     "Property" shall mean the Land, the Building and the Improvements and any fixtures and personal property used in operation and maintenance of the Land, Building and Improvements other than fixtures and personal property of Tenant and other users of space in the Building.

     2.8 Common Facilities.
     ----------------------
     "Common Facilities" shall mean all of the Property except (a) the Demised Premises and (b) the other premises in the Building leased or held for lease to other tenants. Common Facilities shall include the Parking Area and any walks, driveways, and, if applicable, lobby areas, halls, stairs, and restrooms designed for common use of Tenant and other users of space in the Building.

     2.9 Parking Area.
     -----------------
     "Parking Area" shall mean that portion of the Land which is or is to be paved and otherwise improved for the parking of motor vehicles.

     2.10 Use of Common Facilities and Parking Area.
     -----------------------------------------------
     Tenant is hereby granted the non-exclusive right and license to use, in common with others entitled to such use, the Common Facilities, as it from time to time exists, subject to the rights of Landlord reserved herein. Tenant shall not interfere, at any time, with the rights of Landlord and others entitled to use any part of the Common Facilities, and shall not store, either permanently or temporarily, any materials, supplies or equipment on the Common Facilities. Landlord shall have the right, at any time, to change, reduce or otherwise alter the Common Facilities, in its sole discretion and without compensation to Tenant; provided, however, Landlord shall provide reasonable parking in the Parking Areas, loading areas and access to the Demised Premises to Tenant. Landlord shall not be responsible for any damage to any automobile or vehicle which occurs in or about the Parking Area.

     2.11 Covenant of Quiet Enjoyment.
     ---------------------------------
     Landlord covenants and agrees that, provided Tenant is not in default and keeps, observes and performs the covenants and agreements of Tenant contained in this Lease, Tenant shall have quiet and peaceable possession of the Demised Premises and such possession shall not be disturbed or interfered with by Landlord or by any person claiming by, through or under Landlord.

     2.12 Condition of Demised Premises.
     -----------------------------------
     Except as may be provided on an Addendum hereto, Tenant covenants and agrees that, upon taking possession of the Demised Premises, Tenant shall be deemed to have accepted the Demised Premises "as is" and Tenant shall be deemed to have waived any warranty of condition or habitability, suitability for occupancy, use or habitation, fitness for a particular purpose or merchantability, express or implied relating to the Demised Premises. Tenant's acceptance of the Demised Premises shall constitute its acknowledgment that the Demised Premises was in good condition, order and repair at the time of such acceptance including, without limitation, the doors, loading dock doors, dock levelers, related dock systems and areas, and all other mechanical and electrical systems.

     2.13 Relocation.
     ----------------
     Landlord reserves the right to relocate the Demised Premises to another location in the Building (or if the Building is part of a larger project, then also in any building in such project), provided that the area of the relocated Demised Premises is reasonably comparable. Landlord shall provide written notice to Tenant of any such relocation and Tenant shall complete such relocation within thirty (30) days after Landlord's notice. Landlord shall pay the reasonable costs of moving Tenant to the relocated Demised Premises, together with the cost of any improvements required to make the relocated Demised Premises comparable to the Tenant Finish, if any, made by Landlord to the former Demised Premises. Tenant shall, on or before the end of such thirty (30) day period, surrender the former Demised Premises to Landlord in the condition required under this Lease. If the relocated Demised Premises is greater in area than the former Demised Premises, Tenant shall not be required to pay any additional Basic Rent or Additional Rent for the remainder of the then current Lease Term; provided, however, that if Tenant exercises any option or right to extend or renew the then current Lease Term, then the Basic Rent and the Tenant's Pro Rata Share shall be redetermined based upon the actual area of the relocated Demised Premises. At the request of Landlord, Tenant shall enter into an amendment to this Lease memorializing the relocation of the Demised Premises.


III. TERM OF LEASE.
-------------------

     3.1 Lease Term.
     ---------------
     "Lease Term" shall mean the period of time specified in the Summary of Basic Lease Terms commencing at noon on the commencement date specified in the Summary of Basic Lease Terms and expiring at noon on the expiration date specified in the Summary of Basic Lease Terms.


IV. RENT AND OTHER AMOUNTS PAYABLE.
-----------------------------------

     4.1 Basic Rent.
     ---------------
     Tenant covenants and agrees to pay to Landlord, without offset, deduction or abatement, basic rent for the full Lease Term in the amount specified as basic rent in the Summary of Basic Lease Terms ("Basic Rent").

     4.2 Monthly Payments.
     ---------------------
     Basic Rent shall be payable monthly in advance, without notice, in equal installments in the amount of monthly rent specified in the Summary of Basic Lease Terms. The first such monthly installment shall be due and payable upon execution hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited in the Summary of Basic Lease Terms during this Lease Term, except that the rental payment for any fractional calendar month at the commencement or end of this Lease Term shall be prorated based on a thirty (30) day month.

     4.3 Place of Payments.
     ----------------------
     Basic Rent and all other sums payable by Tenant to Landlord under this Lease shall be paid to Landlord at the place for payments specified in the Summary of Basic Lease Terms, or such other place as Landlord may, from time to time, designate in writing.

     4.4 Lease a Net Lease and Rent Absolute.
     ----------------------------------------
     It is the intent of the parties that the Basic Rent provided in this Lease shall be a net payment to Landlord; that this Lease shall continue for the full Lease Term notwithstanding any occurrence preventing or restricting use and occupancy of the Demised Premises, including any damage or destruction affecting the Demised Premises, and any action by governmental authority relating to or affecting the Demised Premises, except as otherwise specifically provided in this Lease; that the Basic Rent shall be absolutely payable without offset, reduction or abatement for any cause except as otherwise specifically provided in this Lease; that Landlord shall not bear any costs or expenses relating to the Demised Premises or provide any services or do any act in connection with the Demised Premises except as otherwise specifically provided in this Lease; and that Tenant shall pay, in addition to Basic Rent, Additional Rent to cover costs and expenses relating to the Demised Premises, the Common Facilities, and the Property, all as hereinafter provided.

     4.5 Additional Rent.
     --------------------
     Tenant covenants and agrees to pay, as additional rent under this Lease ("Additional Rent"), all costs and expenses relating to the use, operation, maintenance and repair of the Demised Premises by Tenant; Tenant's Pro Rata Share of all costs and expenses relating to the Common Facilities; Tenant's Pro Rata Share of all Taxes and Assessments and Landlord's Insurance; and all other costs and expenses which Tenant is obligated to pay to Landlord or any other person or entity under this Lease, whether or not stated or characterized as Additional Rent.

     4.6 Tenant's Pro Rata Share.
     ----------------------------
     "Tenant's Pro Rata Share" shall mean the percentage set forth in the Summary of Basic Lease Terms as Tenant's Pro Rata Share which is the percentage derived by dividing the approximate floor area of the Demised Premises, as set forth in the Summary of Basic Lease Terms, by the approximate floor area within the Building, as set forth in the Summary of Basic Lease Terms. Landlord and Tenant agree that such approximations of floor area of the Demised Premises and the Building are reasonable, and that the calculations of Basic Rent and Tenant's Pro Rata Share based on such approximations are not subject to revision under any circumstances. If the Building, or the Demised Premises, or both are ever remeasured, the result may only be used to adjust the identification of the Demised Premises, and neither Landlord nor Tenant shall be entitled to claim an increase or decrease in the Basic Rent or Tenant's Pro Rata Share based upon such remeasurement. Notwithstanding anything to the contrary, if the Landlord increases or reduces the floor area of the Building or constructs additional building(s) upon the Property, then Landlord shall redetermine Tenant's Pro Rata Share using the formulas hereinabove set forth based upon the new floor area of the Building and any other buildings located upon the Property.

     4.7 Monthly Deposits for Taxes and Insurance.
     ---------------------------------------------
     Tenant shall pay, as Additional Rent, to Landlord, monthly in advance, without notice, on each day that payment of Basic Rent is due, amounts, as hereinafter specified, for payment of Tenant's Pro Rata Share of Taxes and Assessments (defined in Section 5.1), Casualty Insurance (defined in Section 6.1) and Liability Insurance (defined in Section 6.2) to be obtained by Landlord hereunder (such Casualty Insurance and Liability Insurance are collectively referred to as the "Landlord's Insurance"). If such monthly deposits of Taxes and Assessments, and Landlord's Insurance (collectively, the "Monthly Deposits") are insufficient to pay Tenant's Pro Rata Share of the actual costs of the Taxes and Assessments or Landlord's Insurance, Tenant shall pay to Landlord, within ten (10) days after demand by Landlord, such amounts as are necessary to provide Landlord with sufficient funds to pay Tenant's Pro Rata Share of the same. The Monthly Deposits shall each be equal to Tenant's Pro Rata Share of 1/12 of the amounts, as reasonably estimated and re-estimated from time to time by Landlord, of the annual costs of the Taxes and Assessments and the Landlord's Insurance. The initial Monthly Deposit for Taxes and Assessments, and the Landlord's Insurance shall be subject to adjustment as herein provided. To the extent the Monthly Deposits exceed Tenant's Pro Rata Share of the actual costs of Taxes and Assessments and Landlord's Insurance, the excess amount shall, at Landlord's option, except as may be otherwise provided by law, either be paid to Tenant or credited against future Monthly Deposits or against Basic Rent, Additional Rent or other amounts payable by Tenant under this Lease. The amounts of Taxes and Assessments and Landlord's Insurance payable by Tenant for the years in which this Lease Terms commences and expires shall be subject to the provisions hereinafter contained in this Lease for proration of such amounts in such years. Prior to the dates on which payment is due for Taxes and Assessment and Landlord's Insurance, Landlord shall make payment of Taxes and Assessments and Landlord's Insurance, to the extent of funds from Monthly Deposits are available therefor and, upon request by Tenant, shall furnish Tenant with a copy of any receipt for such payments. Except for Landlord's obligations to make payments out of funds available from Monthly Deposits, the making of Monthly Deposits by Tenant shall not limit or alter Tenant's obligation to pay taxes and assessments and to maintain insurance as elsewhere provided in this Lease.

     4.8 Security Deposit.
     ---------------------
     Upon execution of this Lease by Tenant, Tenant shall deposit with Landlord the amount specified as a security deposit in the Summary of Basic Lease Terms ("Security Deposit"). The Security Deposit shall be retained by Landlord and may be applied by Landlord, to the extent necessary, to pay and cover any loss, cost, damage or expense including attorneys' fees sustained by Landlord by reason of the failure of Tenant to comply with any provision, covenant or agreement of Tenant contained in this Lease. To the extent not necessary to cover such loss, cost, damage or expense, the Security Deposit, without any interest thereon, shall be returned to Tenant within thirty (30) days after expiration of this Lease Term or as may be otherwise provided by law. The Security Deposit shall not be considered as an advance payment of rent or as a measure of the loss, cost, damage or expense which is or may be sustained by Landlord. In the event all or any portion of the Security Deposit is applied by Landlord to pay any such loss, cost damage or expense, Tenant shall, from time to time, promptly upon demand, deposit with Landlord such amounts as may be necessary to replenish the Security Deposit to its original amount. If there is a Default by Tenant under this Lease more than three (3) times in any twelve
(12) month period, whether or not such Default by Tenant is cured, the amount required to be deposited with Landlord as a Security Deposit shall automatically be increased to three (3) times the amount set forth on the Summary of Basic Lease Terms, and payment of such increased amount shall be required in order to cure the Default, within the same time as the original nonpayment or failure of performance which constituted the Default.

     4.9 General Provisions as to Monthly Deposits and Security Deposit.
     -------------------------------------------------------------------
     Landlord shall hold the Security Deposit in an escrow or trust deposit account; however, Landlord may commingle the Monthly Deposits with Landlord's own funds. Landlord shall not be obligated to pay interest to Tenant on account of the Monthly Deposits and Security Deposit. In the event of a transfer by Landlord of Landlord's interest in the Demised Premises, Landlord or the property manager of Landlord may deliver the Monthly Deposits and Security Deposit to the transferee of Landlord's interest and Landlord and such property manager shall thereupon be discharged from any further liability to Tenant with respect to such Monthly Deposits and Security Deposit. In the event of a Transfer (as herein defined) by Tenant of Tenant's interest in this Lease, Landlord shall be entitled to return the Monthly Deposits and Security Deposit to Tenant's successor in interest and Landlord shall thereupon be discharged from any further liability with respect to the Monthly Deposits and Security Deposit.

V. TAXES AND ASSESSMENTS.
-------------------------

     5.1 Covenant to Pay Taxes and Assessments.
     ------------------------------------------
     Tenant covenants and agrees to pay, as Additional Rent, Tenant's Pro Rata Share of Taxes and Assessments, as hereinafter defined, which accrue during or are attributable to this Lease Term. "Taxes and Assessments" shall mean all taxes, assessments or other impositions, general or special, ordinary or extraordinary, of every kind or nature, which may be levied, assessed or imposed upon or with respect to the Property, or any part thereof, or upon any building, improvements or personal property at any time situated thereon.

     5.2 Proration at Commencement and Expiration of Term.
     -----------------------------------------------------
     Taxes and Assessments shall be prorated between Landlord and Tenant for the year in which this Lease Term commences and for the year in which this Lease Term expires as of, respectively, the date of commencement of this Lease Term and the date of expiration of this Lease Term, except as hereinafter provided. Additionally, for the year in which this Lease Term expires, Tenant shall be liable without proration for the full amount of Taxes and Assessments relating to any improvements, fixtures, equipment or personal property which Tenant is required to remove or in fact removes as of the expiration of this Lease Term. Proration of Taxes and Assessments shall be made on the basis of actual Taxes and Assessments. Tenant's Pro Rata Share of Taxes and Assessments for the years in which this Lease Term commences and expires shall be paid and deposited with the Landlord through Monthly Deposits as hereinabove provided, but, in the event actual Taxes and Assessments for either year are greater or less than as estimated for purposes of Monthly Deposits, appropriate adjustment and payment shall be made between the parties at the time the actual Taxes and Assessments are known, and such obligation shall survive the termination or expiration of this Lease.

     5.3 Special Assessments.
     ------------------------
     If any Taxes or Assessments are payable in installments over a period of years, Tenant shall be responsible only for installments for periods during this Lease Term with proration, as above provided, of any installment payable prior or after expiration of this Lease Term.

     5.4 New or Additional Taxes.
     ----------------------------
     Tenant's obligation to pay Tenant's Pro Rata Share of Taxes and Assessments shall include any Taxes and Assessments of a nature not presently in effect but which may hereafter be levied, assessed or imposed upon Landlord or upon the Property if such tax shall be based upon or arise out of the ownership, use or operation of or the rents received from the Property, other than income taxes or estate taxes of Landlord. For the purposes of computing Tenant's liability for such new type of tax or assessment, the Property shall be deemed the only property of Landlord.

     5.5 Landlord's Sole Right to Contest Taxes.
     -------------------------------------------
     Landlord shall have the sole right to contest any Taxes or Assessments. Landlord shall pay to or credit Tenant with Tenant's Pro Rata Share of any abatement, reduction or recovery of any Taxes and Assessments attributable to this Lease Term less Tenant's Pro Rata Share of all costs and expenses incurred by Landlord, including attorney's fees, in connection with such abatement, reduction or recovery.

VI. INSURANCE.
--------------

     6.1 Casualty Insurance.
     -----------------------
     Landlord covenants and agrees to obtain and keep in full force and effect during this Lease Term, Casualty Insurance as hereinafter defined. "Casualty Insurance" shall mean fire and extended coverage insurance with respect to the Property, in an amount equal to the full replacement cost thereof, with coinsurance clauses of no less than 80%, and with coverage, at Landlord's option, by endorsement or otherwise, for all risks, vandalism, and malicious mischief, sprinkler leakage, boilers, and rental loss and with a deductible in the amount for each occurrence as Landlord, in its sole discretion, may determine from time to time. Casualty Insurance obtained by Landlord need not name Tenant as an insured party and may, at Landlord's option, name any mortgagee or holder of a deed of trust as an insured party as its interest may appear. Tenant covenants and agrees to pay, as Additional Rent, its Pro Rata Share of the cost of the Casualty Insurance obtained by Landlord and the cost of any deductible under such Casualty Insurance. Tenant shall be responsible for obtaining, at Tenant's option, cost and expense, insurance coverage for property of Tenant and for business interruption of Tenant.

     6.2 Liability Insurance.
     ------------------------
     Tenant covenants and agrees to obtain and keep in full force and effect during this Lease Term, and to pay, as Additional Rent, the premiums and costs of Liability Insurance as hereinafter defined. "Liability Insurance" shall mean comprehensive general liability insurance covering public liability with respect to the ownership, use and operation of the Demised Premises, with limits of not less than $2,000,000.00 combined single limit of liability. The Liability Insurance required of Tenant shall include endorsements for assumed contractual liability with respect to the liabilities assumed by Tenant under this Lease, and no deductible, retention or self-insurance provision contained therein, unless otherwise approved in writing by Landlord. Landlord covenants and agrees to obtain and keep in full force and effect, during this Lease Term, Liability Insurance covering the Property, including Common Facilities but excluding Demised Premises and other premises leased to other tenants. Tenant also covenants and agrees to pay, as Additional Rent, Tenant's Pro Rata Share of the cost of the Liability Insurance obtained by Landlord and the cost of any deductible under such Liability Insurance.

     6.3 General Provisions Respecting Insurance.
     --------------------------------------------
     Except as otherwise approved in writing by Landlord, all insurance obtained by Tenant shall be on forms and with insurers selected or approved by Landlord, which approval shall not be unreasonably withheld; shall name Landlord, Landlord's manager(s) and agent(s), and the holder of any first mortgage or deed of trust encumbering the Property, as insured parties, as their interests may appear; shall contain a waiver of rights of subrogation as among Tenant, Landlord and the holder of any such first mortgage or deed of trust; shall provide coverage on an occurrence basis; and shall provide that the insurance coverage shall not be canceled or altered except upon thirty (30) days' prior written notice to Landlord and the holder of any such first mortgage or deed of trust. Evidence of insurance obtained by Tenant shall be delivered to Landlord who may deposit the same with the holder of any such first mortgage or deed of trust.

     6.4 Cooperation in the Event of Loss.
     -------------------------------------
     Landlord and Tenant shall cooperate with each other in the collection of any insurance proceeds which may be payable in the event of any loss, including the execution and delivery or any proof of loss or other actions required to effect recovery.

     6.5 Plate Glass Insurance.
     --------------------------
     Tenant acknowledges that Landlord is not obligated to maintain any insurance or extended coverage insurance with respect to damage to any plate glass or other glass located in the Demised Premises. Tenant shall be entitled to obtain any such insurance for plate glass or other glass located in the Demised Premises; provided, however, that Tenant shall be obligated to replace any damaged or broken or plate glass or other glass located in the Demised Premises, whether or not Tenant has obtained such insurance coverage.

VII. OPERATING, MAINTENANCE AND REPAIR EXPENSES.
------------------------------------------------

     7.1 Utility Charges.
     --------------------
     Tenant covenants and agrees to contract in Tenant's own name and to pay, as Additional Rent, all charges for gas, electricity, light, heat, power, telephone, or other utility services used, rendered or supplied to or for the Demised Premises. If any such utility charges are not separately metered or billable to the Demised Premises, then Tenant shall pay, as Additional Rent, Tenant's Pro Rata Share thereof to Landlord which amount shall be included in the monthly charges for the Common Facilities.

     7.2 Common Facilities Charges.
     ------------------------------
     Tenant covenants and agrees to pay, as Additional Rent, Tenant's Pro Rata Share of all costs and expenses of operating, repairing, maintaining, upkeep and replacing of the Common Facilities and the Property including, without limitation, upkeep and replanting of grass, trees, shrubs and landscaping; removal of dirt, debris, obstructions and litter from Parking Area, landscaped areas, sidewalks and driveways; trash and garbage disposal for the Common Facilities and the tenants of the Property; exterior window washing; repairs, resurfacing, resealing, restriping, sweeping and snow and ice removal from the Parking Area, sidewalks, and driveways; removal of graffiti and repair of vandalism; heating, ventilation and air conditioning units, systems, equipment and facilities ("HVAC") serving the Property (including the Demised Premises and other premises leased to other tenants of the Property) including, without limitation, replacement of filters, periodic inspections and any maintenance contracts (provided that Landlord shall not be obligated to carry any maintenance contracts); building signs; stairways; skylights in the Building; utilities for the Common Facilities; fire protection systems, monitoring and sprinkler systems; exterior painting; maintenance and repairs to roofs; water and sewage disposal systems and charges; storm drainage systems and charges; supplies and the cost of any rental of equipment in implementing such services; wages, salaries, compensation, taxes, medical and other insurance, pension and retirement plans, and all other benefits and costs of personnel engaged in the operation, management, maintenance, service or security of the Property including, without limitation, personnel for the daily supervision and performance thereof; charges for professional management of the Property and Common Facilities; all deductibles for Landlord's Insurance; all alterations, additions, improvements and other capital expenditures for the Property (a) in order to conform to changes subsequent to the date of this Lease in any laws, ordinances, rules, regulations or orders of any applicable governmental authority, (b) which are intended as a cost or labor saving device or to effect other economies in the operation of the Property, or (c) which are reasonably determined by Landlord to be necessary or appropriate for the operation of the Property, subject to amortization of such costs at a market rate of interest over the useful life thereof, as determined by Landlord's accountants; costs of investigating, repairing and replacing any Building systems (including without limitation elevator equipment, security devices, alarm systems, HVAC, and utility equipment) to ensure that such systems will accurately process date and/or time data relating to the year 2000 and later, subject to amortization of such costs at a market rate of interest over the useful life thereof, as determined by Landlord's accountants; and personal property taxes, licenses and permits. The Common Facilities charges shall not be subject to amortization except as otherwise expressly herein required. Landlord may cause any or all of such services to be provided by independent contractor(s) and sub-contractor(s). The cost of personnel may be prorated, in Landlord's sole discretion, if such personnel provides services for other properties in addition to the Property. Tenant shall pay to Landlord, monthly in advance, without notice, on each day that payment of Basic Rent is due, the estimated monthly charge for the Common Facilities, as determined and redetermined from time to time by Landlord. The initial monthly charge for Common Facilities is set forth in the Summary of Basic Lease Terms attached hereto. If the total monthly charges paid by Tenant are less than the Tenant's Pro Rata Share of the actual charges for Common Facilities, Tenant shall pay the difference to Landlord within ten (10) days after demand by Landlord. If Tenant's Pro Rata Share of such actual charges is less than the total monthly charges paid by Tenant, the difference shall, at Landlord's option, except as may be otherwise required by law, either be paid to Tenant or credited against future monthly charges, Basic Rent, Additional Rent or other amounts payable by Tenant under this Lease. If Tenant's Pro Rata Share of charges for Common Facilities have increased more than five percent (5%) during any calendar year and provided that Tenant has paid the entire amount of the Tenant's Pro Rata Share of the actual charges for Common Facilities and is not in default of its obligations under this Lease, then Tenant for a period of sixty (60) days after each calendar year shall be entitled to examine the books and records of Landlord for the Common Facilities charges for such calendar year by providing at least fourteen (14) days prior written notice thereof to Landlord. Such examination shall be conducted only during the regular business hours of Landlord at the office where Landlord maintains such books and records. Tenant shall deliver to Landlord copies of all audits, reports or other results from its examination within fifteen (15) days after receipt thereof by Tenant. If Tenant has any objection or dispute with Landlord's calculation of the Common Facilities charges or Tenant's Pro Rata Share thereof, Tenant shall provide written notice thereof to Landlord within such sixty day period after each calendar year, indicating in reasonable detail the particular objections or disputes made by Tenant. If Tenant does not furnish such written notice of objection or dispute as and when herein provided, Tenant shall be deemed to have accepted the calculation of the Common Facilities charges and Tenant's Pro Rata Share thereof, and shall not be thereafter entitled to dispute or object to the calculation thereof.

     7.3 Tenant's Maintenance Obligation.
     ------------------------------------
     Tenant, at its sole cost and expense, shall maintain, repair, replace and keep the Demised Premises and all improvements, fixtures and personal property thereon in good, safe and sanitary condition, order and repair and in accordance with all applicable laws, ordinances, orders, rules and regulations of governmental authorities having jurisdiction. Tenant shall perform or contract for and promptly pay, as Additional Rent, for trash and garbage disposal (to the extent that Tenant's trash and garbage disposal requirements exceeds the usual requirements of tenants in the Building, as determined by Landlord), janitorial and cleaning services, security services, interior painting, interior window washing, repair and replacement of all damage to all doors (including, without limitation, all loading dock doors, dock levelers, and related dock systems and areas), repair, maintenance and replacement of damaged or broken glass, plate glass, windows, and other breakable materials, replacement of interior light bulbs, light fixtures and ballasts in or serving the Demised Premises. Tenant shall operate, maintain, repair and replace the pipes and other equipment and facilities for water, sewage and other utility services serving the Demised Premises from the point exclusively serving the Demised Premises, even if outside of the Demised Premises. All costs of maintenance and repairs by Tenant shall be considered Additional Rent hereunder. All maintenance and repairs to be performed by Tenant shall be done promptly, in a good and workmanlike fashion, and without diminishing the original quality of the Demised Premises or the Property.

     7.4 Landlord's Maintenance Obligation.
     --------------------------------------
     Landlord, at its sole cost and expense, shall maintain and replace the exterior walls and structural elements of the Building and the Improvements. Landlord, at its sole cost and expense, shall be responsible for the replacement of the roofs of the Building. Landlord's maintenance obligation under this Section shall be determined in Landlord's sole and subjective discretion. For the purposes of this Section, all work and costs for the roofs of the Building shall be considered to be maintenance and repairs included in the Common Facilities charges, except for the replacement of the entire roofing system of the Building by Landlord hereunder.

VIII. OTHER COVENANTS OF TENANT.
--------------------------------

     8.1 Limitation on Use by Tenant.
     --------------------------------
     Tenant covenants and agrees to use the Demised Premises only for the use or uses set forth as Permitted Uses by Tenant in the Summary of Basic Lease Terms and for no other purposes, except with the prior written consent of Landlord, in its sole and subjective discretion.

     8.2 Compliance with Laws.
     -------------------------
     Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises in violation of any law, ordinance, order, rule or regulation of any governmental authority having jurisdiction and that the Demised Premises shall be used, kept and maintained in compliance with any such law, ordinance, order, rule or regulation and with the certificate of occupancy issued for the Building and the Demised Premises.

     8.3 Compliance with Insurance Requirements.
     -------------------------------------------
     Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises which might impair or increase the cost of insurance maintained with respect to the Demised Premises or the Property, which might increase the insured risks or which might result in cancellation of any such insurance.

     8.4 No Waste or Impairment of Value.
     ------------------------------------
     Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises or the Property which might impair the value of the Demised Premises or the Property, or which would constitute waste.

     8.5 No Structural or Electrical Overloading.
     --------------------------------------------
     Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises or the Building and that no improvements, changes, alterations, additions, maintenance or repairs shall be made to the Demised Premises which might impair the structural soundness of the Building, which might result in an overload of electrical lines serving the Building or which might interfere with electric or electronic equipment in the Building or on any adjacent or nearby property. In the event of violations hereof, Tenant covenants and agrees to immediately remedy the violation at Tenant's expense and in compliance with all requirements of governmental authorities and insurance underwriters.

     8.6 No Nuisance, Noxious or Offensive Activity.
     -----------------------------------------------
     Tenant covenants and agrees that no noxious or offensive activity shall be carried on upon the Demised Premises or the Property nor shall anything be done or kept on the Demised Premises or the Property which may be or become a public or private nuisance or which may cause embarrassment, disturbance, or annoyance to others in the Building or on adjacent or nearby property.

     8.7 No Annoying Lights, Sounds or Odors.
     ----------------------------------------
     Tenant covenants and agrees that no light shall be emitted from the Demised Premises which is unreasonably bright or causes unreasonable glare; no sound shall be emitted from the Demised Premises which is unreasonably loud or annoying; and no odor shall be emitted from the Demised Premises which is or might be noxious or offensive to others in the Building or on adjacent or nearby property.

     8.8 No Unsightliness.
     ---------------------
     Tenant covenants and agrees that no unsightliness shall be permitted on the Demised Premises or the Property which is visible from any adjacent or nearby property. Without limiting the generality of the foregoing, all unsightly conditions, equipment, objects and conditions shall be kept enclosed within the Demised Premises; no refuse, scrap, debris, garbage, trash, bulk materials or waste shall be kept, stored or allowed to accumulate on the Demised Premises or the Property except as may be enclosed within the Demised Premises; all pipes, wires, poles, antennas and other facilities for utilities or the transmission or reception of audio or visual signals or electricity shall be kept and maintained underground or enclosed within the Demised Premises or appropriately screened from view; and no temporary structure shall be placed or permitted on the Demised Premises or the Property without the prior written consent of Landlord, in its sole and subjective discretion.

     8.9 No Animals.
     ---------------
     Tenant covenants and agrees that no animals shall be permitted or kept on the Demised Premises or the Property, except as may be required for any person with a disability.

     8.10 Restriction on Signs and Exterior Lighting.
     ------------------------------------------------
     Tenant covenants and agrees that no signs or advertising devices of any nature shall be erected or maintained by Tenant on the Demised Premises or the Property and no exterior lighting shall be permitted on the Demised Premises or the Property, except as approved in writing by Landlord, in its sole and subjective discretion.

     8.11 No Violation of Covenants.
     -------------------------------
     Tenant covenants and agrees not to commit, suffer or permit any violation of any covenant, condition or restriction affecting the Demised Premises or the Property.

     8.12 Restriction on Changes and Alterations.
     --------------------------------------------
     Tenant covenants and agrees not to improve, change, alter, add to, remove or demolish any improvements on the Demised Premises ("Changes"), without the prior written consent of Landlord which consent shall not be unreasonably withheld, and unless Tenant complies with all conditions which may be imposed by Landlord, in its sole discretion, in connection with such consent; and unless Tenant pays, as Additional Rent, to Landlord the reasonable costs and expenses of Landlord for architectural, engineering or other consultants which may be reasonably incurred by Landlord in determining whether to approve any such Changes. Landlord's consent to any Changes and the conditions imposed in connection therewith shall be subject to all requirements and restrictions of any holder of a mortgage or deed of trust encumbering the Property. If such consent is given, no such Changes shall be permitted unless Tenant shall have procured and paid for all necessary permits and authorizations from any governmental authorities having jurisdiction; unless such Changes will not reduce the value of the Property, and will not affect or impair existing insurance on the Property; and unless Tenant, at Tenant's sole cost and expense, shall maintain or cause to be maintained workmen's compensation insurance covering all persons employed in connection with the work and obtains liability insurance covering any loss or damage to persons or property arising in connection with any such Changes and such other insurance or bonds as Landlord may reasonably require. Tenant covenants and agrees that any such Changes approved by Landlord shall be completed with due diligence and in a good and workmanlike fashion and in compliance with all conditions imposed by Landlord and all applicable permits, authorizations, laws, ordinances, orders, rules and regulations of governmental authorities having jurisdiction and that the costs and expenses with respect to such Change shall be paid promptly when due and that the Changes shall be accomplished free of liens of mechanics and materialmen. Tenant covenants and agrees that all such Changes shall become the property of the Landlord at the expiration of this Lease Term or, if Landlord so requests, Tenant shall, at or prior to expiration of this Lease Term and at its sole cost and expense, remove such Changes and restore the Demised Premises to their condition prior to such Changes.

     8.13 No Mechanic's Liens.
     -------------------------
     Tenant covenants and agrees not to permit or suffer, and to cause to be removed and released, any mechanic's, materialmen's or other lien on account of supplies, machinery, tools, equipment, labor or material furnished or used in connection with the construction, alteration, improvement, addition to or repair of the Demised Premises by, through or under Tenant. At least twenty (20) days prior to any Changes, Tenant shall provide written notice to Landlord of the date of commencement of any Changes. Landlord shall have the right, at any time and from time to time, to post and maintain on the Demised Premises and Building such notices as Landlord deems necessary to protect the Demised Premises against such liens. Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such lien or claimed lien, provided that Tenant shall give to Landlord such security as may be reasonably requested by Landlord to insure the payment of any amounts claimed, including interest and costs, and to prevent any sale, foreclosure or forfeiture of any interest in the Property on account of any such lien, including, without limitation, bonding, escrow or endorsement of the title insurance policy of Landlord and any holder of a mortgage or deed of trust encumbering the Property. If Tenant so contests, then on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with interest and costs, and shall cause the lien to be released and any judgment satisfied.

     8.14 No Other Encumbrances.
     ---------------------------
     Tenant covenants and agrees not to obtain any financing secured by Tenant's interest in the Demised Premises and not to encumber the Demised Premises or Landlord or Tenant's interest therein, without the prior written consent of Landlord, in its sole and subjective discretion, and to keep the Demised Premises free from all liens and encumbrances except liens and encumbrances existing upon the date of commencement of this Lease Term or liens and encumbrances created by Landlord.

     8.15 Subordination to Landlord Mortgages.
     -----------------------------------------
     Tenant covenants and agrees that this Lease and Tenant's interest in the Demised Premises shall be junior and subordinate to any first mortgage or first deed of trust now or hereafter encumbering the Property. If Tenant notifies Landlord in writing that it desire any first mortgagee or holder of a first deed of trust to covenant not to disturb Tenant and this Lease, Landlord shall make such request to such mortgagee or holder and Tenant shall pay, as Additional Rent, all costs charged by such mortgagee or holder for such non-disturbance covenant. In the event of a foreclosure of any such first mortgage or first deed of trust, Tenant shall attorn to the party acquiring title to the Property as the result of such foreclosure. No act or further agreement by Tenant shall be necessary to establish the subordination of this Lease to any such first mortgage or first deed of trust which is self-executing but Tenant covenants and agrees, upon request of Landlord, to execute such documents as may be necessary or appropriate to confirm and establish this Lease as subordinate to any such first mortgage or first deed of trust in accordance with the foregoing provisions. Alternatively, Tenant covenants and agrees that, at the option of any mortgagee or beneficiary under a deed of trust, Tenant shall execute documents as may be necessary to establish this Lease and Tenant's interest in the Demised Premises as superior to any such mortgage or deed of trust. If Tenant fails to execute any documents required to be executed by Tenant under the provisions hereof, Tenant shall be deemed to have agreed to and be bound by the covenants, terms and conditions provided in such documents. If the holder of any first mortgage or first deed of trust, or purchaser at foreclosure thereof, succeeds to the interest of Landlord in the Land or the Building, such person shall not be (i) liable for any act or omission of Landlord under this Lease;
(ii) liable for the performance of Landlord's covenants hereunder which arise prior to such person succeeding to the interest of Landlord hereunder; (iii) bound by the payment of any rent which Tenant may have paid more than one month in advance; (iv) liable for any security deposit which was not delivered to such person; or (v) bound by any modifications to this Lease to which such holder has not consented in writing.

     8.16 No Assignment or Subletting.
     ---------------------------------

          (a) Tenant covenants and agrees not to make or permit a Transfer by Tenant, as hereinafter defined, without Landlord's prior written consent, which consent shall not be unreasonably withheld. A "Transfer" by Tenant shall include an assignment of this Lease, a sublease of all or any part of Tenant's interest under this Lease or in the Demised Premises, by operation of law or otherwise, or the use or occupancy of all or any part of the Demised Premises by anyone other than Tenant. Any such Transfer by Tenant without Landlord's written consent shall be void and shall constitute a default under this Lease. In the event Landlord consents to any Transfer by Tenant, Tenant shall not be relieved of its obligations under this Lease and Tenant shall remain liable, jointly and severally and as a principal, and not as a guarantor or surety, under this Lease, to the same extent as though no Transfer by Tenant had been made, unless specifically provided to the contrary in Landlord's prior written consent. The acceptance of rent by Landlord from any person other than Tenant shall not be deemed to be a waiver by Landlord of the provisions of this Section or of any other provision of this Lease and any consent by Landlord to a Transfer by Tenant shall not be deemed a consent to any subsequent Transfer by Tenant.

          (b) If Tenant requests Landlord's consent to a Transfer, Tenant shall submit to Landlord in writing the name of the proposed transferee, the effective date of the Transfer, the terms of the proposed Transfer, a copy of the proposed form of sublease or assignment, and such information as to the business, reputation, responsibility, and financial capacity of the transferee as Landlord shall reasonably require to evaluate the request. It shall be reasonable for the Landlord to withhold its consent to any
     Transfer where: (i) in the case of a sublease, the subtenant has not acknowledged that the provisions of this Lease control over any inconsistent provision in the sublease; or (ii) the proposed transferee does not have the ability to perform its obligations under the assignment or sublease; or (iii) the intended use by the transferee would damage the goodwill or reputation of the Building; or (iv) the intended use is not compatible with other uses of the Building or is not permitted by applicable law or covenant. The foregoing criteria are not exhaustive, and Landlord may withhold consent to a Transfer on any other reasonable grounds. Tenant shall reimburse Landlord for all of Landlord's costs incurred in connection with any request for consent to a Transfer, including without limitation a reasonable sum for attorneys' fees.

          (c) Notwithstanding the foregoing, Landlord shall, at Landlord's option, have the right in lieu of consenting to a Transfer by Tenant, to terminate this Lease as to the portion of the Demised Premises as is subject to the proposed Transfer by Tenant and to enter into a new lease with the proposed transferee and receive directly from the proposed transferee the consideration agreed to be given by such transferee to Tenant for the Transfer by Tenant. Alternatively, at the request of Landlord, Tenant shall pay over to Landlord, as Additional Rent, all sums received by Tenant in excess of the rent payable by Tenant hereunder which is attributable on an equally allocable square foot basis, to any subletting of all or any portion of the Demised Premises so subleased, and all consideration received on account of or attributable to any assignment of this Lease.

          (d) In the event Landlord consents to a Transfer by Tenant, then any option to renew this Lease, right to extend this Lease Term, or option or right of refusal to expand the Demised Premises shall automatically terminate.

          (e) Tenant covenants and agrees to pay, as Additional Rent to Landlord the amount of $250.00 as an administrative charge to compensate Landlord for processing such request and any other reasonable costs and expenses incurred by Landlord in connection with such request (including, without limitation, reasonable attorneys' fees), whether or not the consent of Landlord is given to the Transfer requested by Tenant. Tenant shall pay such $250.00 administrative charge and an estimated amount of the other costs and expenses, as determined by Landlord, which shall be due and payable to Landlord, at the time that Tenant submits such request for consent to the Transfer to Landlord; provided, however, that upon request from Tenant, Landlord shall provide Tenant with the estimated amount of such other costs and expenses. When the actual amount of such costs and expenses are known by Landlord, then if such estimated amount paid by Tenant is greater than the actual amount of such costs and expenses, Landlord shall refund any such excess to Tenant, and if the actual amount of such costs and expenses are greater than such estimated amount paid by Tenant, Tenant shall pay to Landlord, within ten (10) days after demand by Landlord, any such additional actual costs and expenses. The payment of such administrative charge and other costs and expenses by Tenant shall be a condition precedent to the effectiveness of any consent by Landlord to such Transfer.

          (f) Notwithstanding anything to the contrary, Tenant shall not be entitled to make a Transfer to an existing tenant of the Building, or any subtenant or assignee thereof, or any person or entity with whom Landlord or its agent had contacted, negotiated with or given or received any written or oral proposal regarding a lease of space in the Building within the six (6) month period preceding Tenant's request for such Transfer. Tenant shall not publicly advertise the rate or other terms upon which Tenant is willing to Transfer the Demised Premises, and all other public advertisements of a Transfer shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld. Public advertisement shall include, without limitation, the placement or displays of any signs or lettering on or above the Demised Premises. If at the time there is any vacant or unoccupied space in the Building, Tenant shall not be entitled to transfer or offer to transfer the Demised Premises at a rental rate less than the prevailing fair market rental than offered by Landlord, in its sole and subjective discretion, for such other space.

          (g) For the purposes of this Lease, the term "Transfer" shall also include: the transfer or change, whether voluntary, involuntary or by operation of law, of twenty-five percent (25%) or more of the control or ownership, whether legal or beneficial, in Tenant within a twelve (12) month period; the dissolution, merger, consolidation or other reorganization of Tenant; or the withdrawal, resignation or termination of the majority of any general partners, managers or board of directors of Tenant.

          (h) As a condition to Landlord's consent to a Transfer by Tenant, any assignee shall expressly assume all the obligations of Tenant under this Lease in a written instrument reasonably satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of such assignment, and any subtenant shall covenant to Landlord to comply with all obligations of Tenant under this Lease as applied to the portion of the Demised Premises so sublet and to attorn to Landlord, at Landlord's written election, in the event of any termination of this Lease prior to the expiration date of the Lease Term, all of which shall be in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of such sublease.

     8.17 Annual Financial Statements.
     ---------------------------------
     Tenant covenants and agrees to furnish to Landlord, within fifteen (15) days after written request thereof from Landlord, copies of financial statements of Tenant audited, if requested by Landlord, by a certified public accountant, and agrees that Landlord may deliver any such financial statements to any existing or prospective mortgagee or purchaser of the Property. The financial statements shall include a balance sheet as of the end of, and a statement of profit and loss for, the preceding fiscal year of Tenant and, if regularly prepared by Tenant, a statement of sources and use of funds for the preceding fiscal year of Tenant.

     8.18 Payment of Income and Other Taxes.
     ---------------------------------------
     Tenant covenants and agrees to pay, as Additional Rent, promptly when due all personal property taxes on personal property of Tenant on the Demised Premises and all federal, state and local income taxes, sales taxes, use taxes, Social Security taxes, unemployment taxes and taxes withheld from wages or salaries paid to Tenant's employees, the nonpayment of which might give rise to a lien on the Demised Premises or Tenant's interest therein, and to furnish, if requested by Landlord, evidence of such payments.

     8.19 Estoppel Certificates.
     ---------------------------
     Tenant covenants and agrees to execute, acknowledge and deliver to Landlord, upon Landlord's written request, a written statement certifying that this Lease is unmodified (or, if modified, stating the modifications) and in full force and effect; stating the dates to which Basic Rent has been paid; stating the amount of the Security Deposit held by Landlord; stating the amount of the Monthly Deposits held by Landlord for the then tax and insurance year; and stating whether or not Landlord or Tenant are in default under this Lease (and, if so, specifying the nature of the default); and stating such other matters concerning this Lease as Landlord may reasonably request. Tenant agrees that such statement may be delivered to and relied upon by any existing or prospective mortgagee or purchaser of the Property. Tenant agrees that a failure to deliver such a statement within ten (10) days after written request from Landlord shall be conclusive upon Tenant that this Lease is in full force and effect without modification except as may be represented by Landlord; that there are no uncured defaults by Landlord or Tenant under this Lease except as may be represented by Landlord; and that any representation by Landlord with respect to Basic Rent, the Security Deposit, the Monthly Deposits and any other permitted matter are true.

     8.20 Landlord Right to Inspect and Show Premises and to Install "For Sale" Signs.
     ---------------------------------------------------------------------------
     Tenant covenants and agrees that Landlord and the authorized representatives of Landlord shall have the right to enter the Demised Premises at any reasonable time during ordinary business hours (or at any time in the event of an emergency) for the purposes of inspecting, repairing or maintaining the same or performing any obligations of Tenant which Tenant has failed to perform hereunder or for the purposes of showing the Demised Premises to any existing or prospective mortgagee, purchaser or lessee of the Property or the Demised Premises. Tenant covenants and agrees that Landlord may at any time and from time to time place on the Property or the Demised Premises a sign advertising the Property or the Demised Premises for sale or for lease.

     8.21 Landlord Title to Fixtures, Improvements and Equipment.
     ------------------------------------------------------------
     Tenant covenants and agrees that all fixtures and improvements on the Demised Premises and all equipment and personal property relating to the use and operation of the Demised Premises (as distinguished from operations incident to the business of Tenant), including all plumbing, heating, lighting, electrical and air conditioning fixtures and equipment, whether or not attached to or affixed to the Demised Premises, and whether now or hereafter located upon the Demised Premises, shall be and remain the property of the Landlord upon expiration of this Lease Term.

     8.22 Removal of Tenant's Equipment.
     -----------------------------------
     Tenant covenants and agrees to remove, at or prior to the expiration of this Lease Term, all of Tenant's Equipment, as hereinafter defined. "Tenant's Equipment" shall mean all equipment, apparatus, machinery, signs, furniture, furnishings and personal property used in the operation of the business of Tenant (as distinguished from the use and operation of the Demised Premises). If such removal shall injure or damage the Demised Premises Tenant covenants and agrees, at its sole cost and expense, at or prior to the expiration of this Lease Term, to repair such injury and damage in good and workmanlike fashion and to place the Demised Premises in the same condition as the Demised Premises would have been if such Tenant's Equipment had not been installed. If Tenant fails to remove any of Tenant's Equipment by the expiration of this Lease Term, Landlord may, at its option, keep and retain any such Tenant's Equipment or dispose of the same and retain any proceeds therefrom, and Landlord shall be entitled to recover from Tenant any costs or expenses of Landlord in removing the same and in restoring the Demised Premises in excess of the actual proceeds, if any, received by Landlord from disposition thereof. Tenant releases and discharges Landlord from any and all claims and liabilities of any kind arising out of Landlord's disposition of Tenant's Equipment.

     8.23 Tenant Indemnification of Landlord.
     ----------------------------------------
     Tenant covenants and agrees to protect, indemnify and save Landlord harmless from and against all liability, obligations, claims, damages, penalties, causes of action, costs and expenses, including attorneys' fees, imposed upon, incurred by or asserted against Landlord by reason of (a) any accident, injury to or death of any person or loss of or damage to any property occurring on or about the Demised Premises; (b) any act or omission of Tenant or Tenant's officers, employees, agents, guests or invitees or of anyone claiming by, through or under Tenant; (c) any use which may be made of, or condition existing upon, the Demised Premises; (d) any improvements, fixtures or equipment upon the Demised Premises; (e) any failure on the part of Tenant to perform or comply with any of the provisions, covenants or agreements of Tenant contained in this Lease; (f) any violation of any law, ordinance, order, rule or regulation of governmental authorities having jurisdiction by Tenant or Tenant's officers, employees, agents, guests or invitees or by anyone claiming by, through or under Tenant; and (g) any repairs, maintenance or Changes to the Demised Premises by, through or under Tenant. Tenant further covenants and agrees that, in case any action, suit or proceeding is brought against Landlord by reason of any of the foregoing, Tenant shall, at Tenant's sole cost and expense, defend Landlord in any such action, suit or proceeding.

     8.24 Liability of Landlord.
     ---------------------------
     Landlord shall be liable to Tenant for Landlord's gross negligence and willful misconduct. Tenant waives and releases any claims Tenant may have against Landlord or Landlord's officers, agents or employees for loss, damage or injury to person or property sustained by Tenant or Tenant's officers, agents, employees, guests, invitees or anyone claiming by, through or under Tenant resulting from any cause whatsoever other than gross negligence or willful misconduct. Notwithstanding anything to the contrary contained in this Lease, Landlord, its beneficiaries, successors and assigns, shall not be personally liable with respect to any of the terms, covenants and conditions of this Lease, and Tenant shall look solely to the equity of Landlord in the Property in the event of any default or liability of Landlord under this Lease, such exculpation of liability to be absolute and without any exception whatsoever.

     8.25 Release upon Transfer by Landlord.
     ---------------------------------------
     In the event of a transfer by Landlord of the Property or of Landlord's interest as Landlord under this Lease, Landlord's successor or assign shall take subject to and be bound by this Lease and, in such event, Tenant covenants and agrees that Landlord shall be released from all obligations of Landlord under this Lease, except obligations which arose and matured prior to such transfer by Landlord; that Tenant shall thereafter look solely to Landlord's successor or assign for satisfaction of the obligations of Landlord under this Lease; and that, upon demand by Landlord or Landlord's successor or assign, Tenant shall attorn to such successor or assign.

     8.26 Rules and Regulations.
     ---------------------------
     Tenant shall observe and comply with rules and regulations attached hereto as Exhibit C, which may be amended from time to time by Landlord by providing written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the failure of any other tenant of the Building to observe or comply with any of the rules or regulations.

     8.27 Tenant's Representations, Warranties and Covenants Concerning Use of Hazardous Substances.
     ---------------------------------------------------------------------------
          (a) Tenant shall, at its sole cost and expense, keep and maintain the Property in good condition, ordinary wear and tear and damage by fire or other casualty excepted and promptly respond to and cleanup any release or threatened release of any Hazardous Substance (as hereinafter defined) into the drainage systems, soil, surface water, groundwater, or atmosphere, in a safe manner, in strict accordance with Applicable Law (as hereinafter defined), and as authorized or approved by all federal, state, and/or local agencies having authority to regulate the permitting, handling, and cleanup of Hazardous Substances; provided, however, Tenant's obligations under this sentence shall not include any Hazardous Substances which Tenant proves existed on the Property on the commencement of this Lease Term unless caused by any act or omission of Tenant, or its employees or agents. Tenant, its employees and agents, shall not use, store, generate, treat, transport, or dispose of any Hazardous Substance at the Property without first obtaining Landlord's written approval, which consent shall be in Landlord's sole and subjective discretion. Tenant shall notify Landlord and seek such approval in writing at least thirty (30) days prior to bringing any Hazardous Substance onto the Property. Landlord may withdraw approval of any such Hazardous Substance at any time, for reasonable cause related to the threat of site contamination, or damage or injury to persons, property or resources on or near the Property. Upon withdrawal of such approval, Tenant shall immediately remove the Hazardous Substance from the site. Landlord's failure to approve the use of a Hazardous Substance under this Section shall not limit or affect Tenant's obligations under this Lease, including Tenant's duty to remedy or remove releases or threatened releases; to comply with Applicable Law relating to the use, storage, generation, treatment, transportation, and/or disposal of any such Hazardous Substances; or to indemnify Landlord against any harm or damage caused thereby.

          (b) For any month in which any Hazardous Substances have been used, generated, treated, stored, transported or otherwise been present on or in the Property pursuant to the provisions of this Section, Tenant shall provide Landlord with a written report listing the Hazardous Substances which were present on the Property; all releases of Hazardous Substances that occurred or were discovered on the Demised Premises; all compliance activities related to such Hazardous Substances, including all contacts with government agencies or private parties of any kind concerning Hazardous Substances; and all manifests, business plans, consent agreements or other documents relating to Hazardous Substances executed or requested during that time period. The report shall include copies of all documents and correspondence related to such activities and written reports of all oral contacts relating thereto. Tenant shall permit Landlord and Landlord's agents to enter into and upon the Demised Premises, without notice, at all reasonable times (or at any time in the event of an emergency) for the purpose of inspecting the Demised Premises and all activities thereon, including activities involving Hazardous Substances, or for purposes of maintaining any buildings on the Demised Premises. Such right of entry and inspection shall not constitute managerial or operational control by Landlord over any activities or operations conducted on the Property by Tenant.

          (c) Tenant hereby indemnifies, defends and holds harmless Landlord from and against any suits, actions, legal or administrative proceedings, demands, claims, liabilities, fines, penalties, losses, injuries, damages, expenses or costs, including interest and attorneys' fees, incurred by, claimed or assessed against Landlord (i) under any laws, rules, regulations including, without limitation, Applicable Laws, (ii) in any way connected with any injury to any person or damage to any property, or (iii) any loss to Landlord occasioned in any way by Hazardous Substances on the Property; provided however, Tenant's obligations under this sentence shall not include any Hazardous Substances which Tenant proves existed on the Property on the commencement of this Lease Term unless caused by any act or omission of Tenant, or its employees or agents. This indemnity specifically includes the direct obligation of Tenant to perform any remedial or other activities required, ordered, recommended or requested by any agency, government official or third party, or otherwise necessary to avoid or minimize injury or liability to any person, or to prevent the spread of pollution, however it came to be located thereon (hereinafter, the "Remedial Work"). Tenant shall perform all Remedial Work in its own name in accordance with Applicable Laws. Without waiving its rights hereunder, Landlord may, at its option, perform the Remedial Work and thereafter seek reimbursement for the costs thereof. Tenant shall permit Landlord access to the Property to perform any Remedial Work. Whenever Landlord has incurred costs described in this Section, Tenant shall, within ten (10) days of receipt of notice thereof, reimburse Landlord for all such expenses together with interest from the date of expenditure at the rate provided in
     Section 12.9 hereof.

          (d) Without limiting its obligations under any other Section of this Lease, Tenant shall be solely and completely responsible for responding to and complying with any administrative notice, order, request or demand, or any third party claim or demand relating to potential or actual contamination on the Property and resulting from the acts of Tenant, its employees and agents. The responsibility conferred under this Section includes but is not limited to responding to such orders on behalf of Landlord and defending against any assertion of Landlord's financial responsibility or individual duty to perform under such orders. Tenant assumes all liabilities or responsibilities which are assessed against Landlord in any action described under this Section. Tenant hereby waives, releases and discharges forever Landlord from all present and future claims, demands, suits, legal and administrative proceedings and from all liability for damages, losses, costs, liabilities, fees and expenses, present and future, arising out of or in any way connected with Landlord's use, maintenance, ownership or operation of the Property, any condition of environmental contamination of the Property, or the existence of Hazardous Substances in any state on the Property, however they came to be placed there.

          (e) "Hazardous Substance(s)" shall mean any hazardous substance, pollutant, contaminant, waste, by-product or constituent regulated under any of the Applicable Laws (as hereinafter defined); oil and petroleum products, natural gas, natural gas liquids, liquified natural gas, and synthetic gas usable for fuel; pesticides regulated under any of the Applicable Laws; asbestos and asbestos containing materials, PCBs and other substances regulated under any of the Applicable Laws; raw materials, building components and the product of any manufacturing or other activities on the Property; source material, special nuclear material, by-product material and any other radioactive materials or radioactive wastes, however produced, regulated under the Atomic Energy Act or the
     Nuclear Waste Policy Act; chemicals subject to the OSHA Hazard Communications Standard, 29 C.F.R. ss. 19.10.1200 et seq.; industrial process and pollution control wastes, whether or not defined as hazardous within the meaning of any Applicable Law; and any substance which at any time shall be listed as "hazardous" or "toxic" or regulated under any of the Applicable Laws.

          (f) "Applicable Law(s)" shall include, but shall not be limited to, all federal, state, and local statutes, ordinances, regulations and rules regulating to environmental quality, health, safety, contamination and cleanup including, without limitation, the Clean Air Act, as amended, 42 U.S.C. ss. 7401 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss. 1251 et seq.; the Water Quality Act of 1987, as
     amended;  the  Federal  Insecticide,  Fungicide  and  Rodenticide  Act,  as
     amended, 7 U.S.C. ss. 136 et seq.; the Marine Protection, Research and Sanctuaries Act, as amended, 33 U.S.C. ss. 1401 et seq.; the National Environmental Policy Act, as amended, 42 U.S.C. ss. 4321 et seq.; the Noise Control Act, as amended, 42 U.S.C. ss. 4901 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. ss. 651 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss. 609 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. ss. 300(f) et seq.; the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss. 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. ss. 2601 et seq.; the Atomic Energy Act, as amended, 42 U.S.C. ss.2011 et seq.; the Nuclear Waste Policy Act of 1982, as amended, 42 U.S.C. ss.10101 et seq.; and state superlien and environmental cleanup statutes, with implementing regulations and guidelines. Applicable Laws shall also include all federal, state, regional, county, municipal, agency, judicial and other local laws, statutes, ordinances, regulations, rules and rulings, whether currently in existence or hereinafter enacted or promulgated, that govern or relate to: (i) the existence, cleanup and/or remedy of contamination of property; (ii) the protection of the environment from spilled, deposited or otherwise emplaced contamination; (iii) the control of Hazardous Substances; or (iv) the use, generation, discharge, transportation, treatment, removal or recovery of Hazardous Substances.

IX. DAMAGE OR DESTRUCTION.
--------------------------

     9.1 Tenant's Notice of Damage.
     ------------------------------
     If any portion of the Demised Premises shall be damaged or destroyed by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord ("Tenant's Notice of Damage").

     9.2 Options to Terminate if Damage Substantial.
     -----------------------------------------------
     Upon receipt of Tenant's Notice of Damage, Landlord shall promptly proceed to determine the nature and extent of the damage or destruction and to estimate the time necessary to repair or restore the Demised Premises. As soon as reasonably possible, Landlord shall give written notice to Tenant stating
Landlord's estimate of the time necessary to repair or restore the Demised Premises ("Landlord's Notice of Repair Time"). If Landlord reasonably estimates that repair or restoration of the Demised Premises cannot be completed within one hundred eighty (180) days from the time of Tenant's Notice of Damage, Landlord and Tenant shall each have the option to terminate this Lease. If, however, the damage or destruction was caused by the act or omission of Tenant or Tenant's officers, employees, agents, guests or invitees or of anyone claiming by, through or under Tenant, Landlord shall have the option to terminate this Lease if Landlord reasonably estimates that the repair or restoration cannot reasonably be completed within one hundred eighty (180) days from the time of Tenant's Notice of Damage, but Tenant shall not have the option to terminate this Lease. Any option granted hereunder shall be exercised by written notice to the other party given within ten (10) days after Landlord's Notice of Repair Time. If either Landlord or Tenant exercises its option to terminate this Lease, this Lease Term shall expire ten (10) days after the notice by either Landlord or Tenant exercising such party's option to terminate this Lease. Following termination of this Lease under the provisions hereof, Landlord shall refund to Tenant such amounts of Basic Rent and Additional Rent theretofore paid by Tenant as may be applicable to the period subsequent to the time of Tenant's Notice of Damage less the reasonable value of any use or occupation of the Demised Premises by Tenant subsequent to the time of Tenant's Notice of Damage.

     9.3 Option to Terminate if Damage to Building.
     ----------------------------------------------
     If the Building shall be damaged or destroyed by fire or other casualty (though the Demised Premises may not be affected or if affected, can be repaired within one hundred eighty (180) days) to the extent of 33-1/3% or more of the replacement value of the Building, and within such twenty (20) days after the happening of such damage Landlord shall decide not to reconstruct or rebuild the Building, then upon written notice to Tenant within such twenty (20) days, this Lease shall terminate and Landlord shall refund to Tenant such amounts of Basic Rent and Additional Rent paid by Tenant for the period after such damage less the reasonable value of any use or occupation of the Demised Premises by Tenant during such period.

     9.4 Obligations to Repair and Restore.
     --------------------------------------
     If repair and restoration of the Demised Premises can be completed within the period specified in Sections 9.2, in Landlord's reasonable estimation, or if neither Landlord nor Tenant terminate this Lease as provided in Sections 9.2 or 9.3, then this Lease shall continue in full force and effect and Landlord shall proceed forthwith to cause the Demised Premises to be repaired and restored with reasonable diligence and there shall be abatement of Basic Rent and Additional Rent proportionate to the extent of the space and period of time that Tenant is unable to use and enjoy the Demised Premises.

     9.5 Application of Insurance Proceeds.
     --------------------------------------
     The proceeds of any Casualty Insurance maintained on the Demised Premises, other than casualty insurance maintained by Tenant on fixtures and personal property of Tenant, shall be paid to and become the property of Landlord, subject to any obligation of Landlord to cause the Demised Premises to be repaired and restored and further subject to any rights of a holder of a mortgage or deed of trust encumbering the Property to such proceeds. Landlord's obligation to repair and restore the Demised Premises provided in this Section 9 is limited to the repair and restoration that can be accomplished with the proceeds of any Casualty Insurance maintained on the Demised Premises. The amount of any such insurance proceeds is subject to any right of a holder of a mortgage or deed of trust encumbering the Property to apply such proceeds to its secured debt.

X. CONDEMNATION.
----------------

     10.1 Taking - Substantial Taking - Insubstantial Taking.
     --------------------------------------------------------
     A "Taking" shall mean the taking of all or any portion of the Demised Premises or the Building as a result of the exercise of the power of eminent domain or condemnation for public or quasi-public use or the sale of all or part of the Demised Premises or the Building under the threat of condemnation. A "Substantial Taking" shall mean a Taking of twenty-five percent (25%) or more of the area (in square feet) of either the Demised Premises or the Building. An "Insubstantial Taking" shall mean a Taking which does not constitute a Substantial Taking.

     10.2 Termination on Substantial Taking.
     ---------------------------------------
     If there is a Substantial Taking with respect to the Demised Premises or the Building, this Lease Term shall expire on the date of vesting of title pursuant to such Taking. In the event of termination of this Lease under the provisions hereof, Landlord shall refund to Tenant such amounts of Basic Rent and Additional Rent theretofore paid by Tenant as may be applicable to the period subsequent to the time of termination of this Lease.

     10.3 Restoration on Insubstantial Taking.
     -----------------------------------------
     In the event of an Insubstantial Taking with respect to the Demised Premises or the Building, this Lease shall continue in full force and effect, Landlord shall proceed forthwith to cause the Demised Premises, less such Taking, to be restored as near as may be to the original condition thereof and there shall be abatement of Basic Rent and Additional Rent proportionate to the extent of the space so taken.

     10.4 Right to Award.
     --------------------
     The total award, compensation, damages or consideration received or receivable as a result of a Taking ("Award") shall be paid to and be the property of Landlord, including, without limitation, any part of the Award made as compensation for diminution of the value of this Leasehold or the fee of the Demised Premises. Tenant hereby assigns to Landlord, all of Tenant's right, title and interest in and to any such Award. Tenant covenants and agrees to execute, immediately upon demand by Landlord, such documents as may be necessary to facilitate collection by Landlord of any such Award. Notwithstanding Landlord's right to the entire Award, Tenant shall be entitled to any separate award, if any, for the loss of Tenant's personal property or the loss of Tenant's business and profits.

XI. DEFAULTS BY TENANT.
-----------------------

     11.1 Defaults Generally.
     ------------------------
     In the event that any of the following events shall occur, Tenant shall be deemed to be in default of Tenant's obligations under this Lease (each of the following shall be referred to as a "Default by Tenant"):

     11.2 Failure to Pay Rent or Other Amounts.
     ------------------------------------------
     A Default by Tenant shall exist if Tenant fails to pay Basic Rent, Additional Rent, Monthly Deposits, or any other amounts payable by Tenant within five (5) days after such rental or other amount is due under the terms of this Lease.

     11.3 Violation of Lease Terms.
     ------------------------------
     A Default by Tenant shall exist if Tenant breaches or fails to comply with any non-monetary agreement, term, covenant or condition in this Lease applicable to Tenant, and Tenant does not cure such breach or failure within twenty (20) days after notice thereof by Landlord to Tenant, or, if such breach or failure to comply cannot be reasonably cured within such 20-day period, if Tenant shall not in good faith commence to cure such breach or failure to comply within such 20-day period or shall not diligently proceed therewith to completion within sixty (60) days following the occurrence of the breach or failure. Landlord shall not be required to give written notice of a non-monetary default more than two (2) times in any twelve month period during this Lease Term, and thereafter Tenant's failure to perform any non-monetary agreement, term, covenant, or condition as and when required to be performed by Tenant under the terms of this Lease shall be a Default without notice or demand. 11.4 Nonoccupancy of Demised Premises. A Default by Tenant shall exist if Tenant shall fail to occupy and use the Demised Premises within fifteen (15) days after commencement of this Lease Term or shall leave the Demised Premises unoccupied for fifteen (15) consecutive days or shall vacate and abandon the Demised Premises.

     11.5 Transfer of Interest Without Consent.
     ------------------------------------------
     A Default by Tenant shall exist if Tenant's interest under this Lease or in the Demised Premises shall be transferred to or pass to or devolve upon any other party without Landlord's prior written consent.

     11.6 Execution and Attachment against Tenant.
     ---------------------------------------------
     A Default by Tenant shall exist if Tenant's interest under this Lease or in the Demised Premises shall be taken upon execution or by other process of law directed against Tenant, or shall be subject to any attachment at the instance of any creditor or claimant against Tenant and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof.

     11.7 Bankruptcy or Related Proceedings.
     ---------------------------------------
     A Default by Tenant shall exist if Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any similar act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors or if involuntary proceedings under any such bankruptcy or insolvency law or for the dissolution of Tenant shall be instituted against Tenant or a receiver or trustee shall be appointed for the Demised Premises or for all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or such receivership or trustee-ship vacated within sixty (60) days after such institution or appointment.

XII. LANDLORD'S REMEDIES.
-------------------------

     12.1 Remedies Generally.
     ------------------------
     Upon the occurrence of any Default by Tenant, Landlord shall have the right, at Landlord's election, then or any time thereafter, to exercise any one or more of the following remedies.

     12.2 Cure by Landlord.
     ----------------------
     In the event of a Default by Tenant, Landlord may, at Landlord's option, but without obligation to do so, and without releasing Tenant from any obligations under this Lease, make any payment or take any action as Landlord may deem necessary or desirable to cure any such Default by Tenant in such manner and to such extent as Landlord may deem necessary or desirable. Landlord may do so without demand on, or written notice to, Tenant and without giving Tenant an opportunity to cure such Default by Tenant. Tenant covenants and agrees to pay to Landlord, within ten (10) days after demand, all advances, costs and expenses of Landlord in connection with the making of any such payment or the taking of any such action including, without limitation, (a) a charge in the amount of fifteen percent (15%) of such advances, costs and expenses payable to Landlord to compensate for the administrative overhead attributable to such action, (b) reasonable attorney's fees, and (c) interest as hereinafter provided from the day of payment of any such advances, costs and expenses by Landlord. Action taken by Landlord may include commencing, appearing in, defending or otherwise participating in any action or proceeding and paying, purchasing, contesting or compromising any claim, right, encumbrance, charge or lien, with respect to the Demised Premises which Landlord, in its discretion, may deem necessary or desirable to protect its interest in the Demised Premises and under this Lease.

     12.3 Termination of Lease and Damages.
     --------------------------------------
     In the event of a Default by Tenant, Landlord may terminate this Lease, effective at such time as may be specified by written notice to Tenant, and demand (and, if such demand is refused, recover) possession of the Demised Premises from Tenant. Tenant shall remain liable to Landlord for damages in an amount equal to the Basic Rent, Additional Rent and other sums which would have been owing by Tenant hereunder for the balance of the term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Demised Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such recovery of possession or reletting. Landlord shall be entitled to collect and receive such damages from Tenant on the days on which the Basic Rent, Additional Rent and other amounts would have been payable if this Lease had not been terminated. Alternatively, at the option of Landlord, Landlord shall be entitled to recover forthwith from Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of
(a) the aggregate of the Basic Rent, Additional Rent and all other sums payable by Tenant hereunder that would have accrued for the balance of this Lease Term, over (b) the aggregate rental value of the Demised Premises for the balance of this Lease Term, both discounted to present worth at the rate of 8% per annum.

     12.4 Repossession and Reletting.
     --------------------------------
     In the event of Default by Tenant, Landlord may reenter and take possession of the Demised Premises or any part thereof, without demand or notice, and repossess the same and expel Tenant and any party claiming by, under or through Tenant, and remove the effects of both using such force for such purposes as may be necessary, without being liable for prosecution on account thereof or being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or right to bring any proceeding for breach of covenants or conditions. No such reentry or taking possession of the Demised Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right, following any reentry or reletting, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease shall terminate as specified in said notice. After recovering possession of the Demised Premises, Landlord may, from time to time, but shall not be obligated to, relet the Demised Premises, or any part thereof, for the account of Tenant, for such term or terms and on such conditions and upon such other terms as Landlord, in its sole and subjective discretion, may determine. Landlord may make such repairs, alterations or improvements as Landlord may consider appropriate to accomplish such reletting, and Tenant shall reimburse Landlord upon demand for all costs and expenses, including attorneys' fees, which Landlord may incur in connection with such reletting. Landlord may collect and receive the rents for such reletting but Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises, or any part thereof, or for any failure to collect any rent due upon such reletting. Notwithstanding Landlord's recovery of possession of the Demised Premises, Tenant shall continue to pay on the dates herein specified, the Basic Rent, Additional Rent and other amounts which would be payable hereunder if such repossession had not occurred. Upon the expiration or earlier termination of this Lease, Landlord shall refund to Tenant any amount, without interest, by which the amounts paid by Tenant, when added to the net amount, if any, recovered by Landlord through any reletting of the Demised Premises, exceeds the amounts payable by Tenant under this Lease. If, in connection with any reletting, the new lease term extends beyond the existing term, or the premises covered thereby include other premises not part of the Demised Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith shall be made in determining the net amount recovered from such reletting.

     12.5 Landlord's Lien and Enforcement.
     -------------------------------------
     Tenant hereby grants to Landlord a security interest in all personal property of Tenant now or hereafter located on the Demised Premises as security for the performance of Tenant's obligations under this Lease. Tenant covenants and agrees, upon request by Landlord from time to time, to execute and deliver such financing statements as may be necessary or desirable to perfect the security interest hereby granted. In the event of a Default by Tenant, Landlord may foreclose the security interest hereby granted in any manner permitted by law.

     12.6 Suits by Landlord.
     -----------------------
     Actions or suits for the recovery of amounts and damages payable under this Lease may be brought by Landlord from time to time, at Landlord's election, and Landlord shall not be required to await the date upon which this Lease Term would have expired to bring any such action or suit.

     12.7 Recovery of Landlord Enforcement Costs.
     --------------------------------------------
     All costs and expenses incurred by Landlord in connection with collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees, whether or not any action is commenced by Landlord, shall be paid by Tenant to Landlord upon demand.

     12.8 Administrative Late Charge.
     --------------------------------
     Notwithstanding any other remedies for nonpayment of rent, if the monthly payment of Basic Rent and Additional Rent are not received by Landlord on or before the fifth (5th) day of the month for which such rental is due, or if any other payment due Landlord by Tenant is not received by Landlord on or before the fifth (5th) day of the month next following the month in which Tenant was invoiced, an administrative late charge of five percent (5%) of such past due amount shall become due and payable, as Additional Rent, in addition to such amounts owed under this Lease of Space to help defray the additional cost to Landlord for processing such late payments.

     12.9 Interest on Past-Due Payments and Advances.
     ------------------------------------------------
     Tenant covenants and agrees to pay to Landlord, as Additional Rent, interest on demand at the rate of eighteen percent (18%) per annum, compounded on a monthly basis, on the amount of any Basic Rent, Monthly Deposit or other charges not paid when due, from the date due and payable, and on the amount of any payment made by Landlord required to have been made by Tenant under this Lease and on the amount of any costs and expenses, including reasonable attorneys' fees, paid by Landlord in connection with the taking of any action to cure any Default by Tenant, from the date of making any such payment or the advancement of such costs and expenses by Landlord.

     12.10 Additional Damages.
     -------------------------
     In the event of a Default by Tenant, Landlord shall be entitled to recover as damages, in addition to all other damages and remedies provided hereunder, an amount equal to the total of (i) the cost of recovering possession of the Demised Premises, (ii) the unpaid Basic Rent, Additional Rent and any other amounts current at the time of such Default by Tenant, (iii) damages for the wrongful withholding of the Demised Premises by Tenant, and (iv) consequential damages and loss of profits.

     12.11 Landlord's Bankruptcy Remedies.
     -------------------------------------
     Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowable by any statute or rule of law governing such proceeding in effect at the time when such damages are to be proved, whether or not such amount be greater, equal or less than the amounts recoverable, either as damages or rent, under this Lease.

     12.12 Remedies Cumulative.
     --------------------------
     Exercise of any of the remedies of Landlord under this Lease shall not prevent the concurrent or subsequent exercise of any other remedy provided for in this Lease or otherwise available to Landlord at law or in equity.

XIII. SURRENDER AND HOLDING OVER.
---------------------------------

     13.1 Surrender upon Lease Expiration.
     -------------------------------------
     Upon the expiration or earlier termination of this Lease, or on the date specified in any demand for possession by Landlord after any Default by Tenant, Tenant covenants and agrees to surrender possession of the Demised Premises to Landlord broom clean, with all lighting, doors (including, without limitation, all loading dock doors, dock levelers, and related dock systems and areas), and electrical and mechanical systems in good working order and condition, all walls in clean condition and holes or punctures in the walls repaired, and otherwise in the same condition as when Tenant first occupied the Demised Premises, ordinary wear and tear excepted. Tenant, at the Landlord's option, shall transfer the telephone services to Landlord instead of terminating such service account, provided that Landlord bears any costs of such transfer. If within the last ninety (90) days of this Lease Term Tenant has vacated the Demised Premises, Landlord shall have the right to decorate, remodel, repair, or otherwise prepare the Demised Premises for reletting and reoccupancy.

     13.2 Holding Over.
     ------------------
     If Tenant shall hold over after the expiration of this Lease Term, without written agreement providing otherwise, Tenant shall be deemed to be a Tenant from month to month, at a monthly rental, payable in advance, equal to two hundred percent (200%) of the Basic Rent and Additional Rent, and Tenant shall be bound by all of the other terms, covenants and agreements of this Lease. Nothing contained herein shall be construed to give Tenant the right to hold over at any time, and Landlord may exercise any and all remedies at law or in equity to recover possession of the Demised Premises, as well as any damages incurred by Landlord, due to Tenant's failure to vacate the Demised Premises and deliver possession to Landlord as herein provided.

XIV. MISCELLANEOUS.
-------------------

     14.1 No Implied Waiver.
     -----------------------
     No failure by Landlord to insist upon the strict performance of any term, covenant or agreement contained in this Lease, no failure by Landlord to exercise any right or remedy under this Lease, and no acceptance of full or partial payment during the continuance of any Default by Tenant, shall constitute a waiver of any such term, covenant or agreement, or a waiver of any such right or remedy, or a waiver of any such Default by Tenant.

         14.2 Survival of Provisions.  Notwithstanding  any  termination of this
         -----------------------------------------------------------------------
Lease, the same shall continue in force and effect as to any provisions hereof which require observance or performance by Landlord or Tenant subsequent to termination.

     14.3 Covenants Independent.
     ---------------------------
     This Lease shall be construed as if the covenants herein between Landlord and Tenant are independent, and not dependent, and Tenant shall not be entitled to any offset against Landlord if Landlord fails to perform its obligations under this Lease.

     14.4 Covenants as Conditions.
     -----------------------------
     Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

     14.5 Tenant's Remedies.
     -----------------------
     Tenant may bring a separate action against Landlord for any claim Tenant may have against Landlord under this Lease, provided Tenant shall first give written notice thereof to Landlord and shall afford Landlord a reasonable opportunity to cure any such default. In addition, Tenant shall send notice of such default by certified or registered mail, postage prepaid, to the holder of any mortgage or deed of trust encumbering the Demised Premises, the Property or any portion thereof of whose address Tenant has been notified in writing, and shall afford such holder a reasonable opportunity to cure any default on Landlord's behalf but in no event less than thirty (30) days following such notice. In no event shall Landlord be responsible for any consequential damages incurred by Tenant including, but not limited to, loss of profits or interruption of business as a result of any default by Landlord hereunder.

     14.6 Binding Effect.
     --------------------
     This Lease shall extend to and be binding upon the heirs, executors, legal representatives, successors and assigns of the respective parties hereto. The terms, covenants, agreements and conditions in this Lease shall be construed as covenants running with the Land.

     14.7 Short Form Lease.
     ----------------------
     This Lease shall not be recorded, but the parties agree, at the request of either of them, to execute a short form lease for recording, containing the names of the parties, a description of the Demised Premises and this Lease Term.

     14.8 Notices and Demands.
     -------------------------
     All notices, demands or billings under this Lease shall be in writing, signed by the party giving the same and shall be deemed properly given and received when actually given and received or three (3) business days after mailing, if sent by registered or certified United States mail, postage prepaid, addressed to the party to receive the notice at the address set forth for such party in the introductory paragraph of this Lease or at such other address as either party may notify the other of in writing.

     14.9 Time of the Essence.
     -------------------------
     Time is of the essence under this Lease, and all provisions herein relating thereto shall be strictly construed.

     14.10 Captions for Convenience.
     -------------------------------
     The headings and captions hereof are for convenience only and shall not be considered in interpreting the provisions hereof.

     14.11 Severability.
     -------------------
     If any provision of this Lease shall be held invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and there shall be deemed substituted for the affected provision a valid and enforceable provision as similar as possible to the affected provision.

     14.12 Governing Law.
     --------------------
     This Lease shall be interpreted and enforced according to the laws of the State of Colorado.

     14.13 Entire Agreement.
     -----------------------
     This Lease and any exhibits and addenda referred to herein, constitute the final and complete expression of the parties' agreements with respect to the Demised Premises and Tenant's occupancy thereof. Each party agrees that it has not relied upon or regarded as binding any prior agreements, negotiations, representations, or understandings, whether oral or written, except as expressly set forth herein.

     14.14 No Oral Amendment or Modifications.
     -----------------------------------------
     No amendment or modification of this Lease, and no approvals, consents or waivers by Landlord under this Lease, shall be valid or binding unless in writing and executed by the party to be bound.

     14.15 Format.
     -------------
     This Lease has been prepared to reflect all additions and deletions negotiated between Landlord and Tenant from the initial form of this Lease submitted by Landlord to Tenant. All provisions and terms that are stricken are deletions and shall not be a part of this Lease. All provisions and terms which are underlined (other than headings, titles and captions) are additions and shall be part of this Lease. Tenant acknowledges that it has had the opportunity to thoroughly review and negotiate this Lease and that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease.

     14.16 Real Estate Brokers.
     --------------------------
     Tenant covenants to pay, hold harmless and indemnify the Landlord from and against any and all cost, expense or liability for any compensation, commissions, charges or claims by any broker or other agent with respect to this Lease or the negotiation thereof other than the broker(s) listed as the Broker(s) on the Summary of Basic Lease Terms.

     14.17 Agency Disclosure.
     ------------------------

          (a) Landlord is represented by Etkin Johnson Company LLC, which is acting as Landlord's Agent ("Landlord's Broker"). The Landlord's Broker is an agent for Landlord and not an agent for Tenant, unless Landlord's Broker enters into a written agreement with Tenant to act as its agent. Landlord's Broker owes duties to Landlord which include utmost good faith, loyalty and fidelity. Landlord's Broker will negotiate on behalf of and act as an advocate for Landlord. Please do not tell Landlord's Broker any information which you do not want to share with Landlord. Tenant is not vicariously liable (legally responsible) for Landlord's Broker's actions. Although Landlord's Broker does not represent Tenant, Landlord's Broker will disclose to Tenant all adverse material facts about the property actually known by Landlord's Broker. Landlord's Broker will assist Tenant without regard to race, creed, sex, religion, national origin, familial status, martial status, or handicap.

          (b) DIFFERENT  BROKERAGE  RELATIONSHIPS  ARE  AVAILABLE  WHICH INCLUDE
     SELLER   (LANDLORD)   AGENCY,   SUBAGENCY,   BUYER  (TENANT)   AGENCY,   OR
     TRANSACTION-BROKER.

          (c) The definitions of real estate brokerage relationships are provided as follows: A landlord's agent: (i) is engaged as a limited agent and works solely on behalf of the Landlord; (ii) owes duties to the Landlord which include the utmost good faith, loyalty and fidelity; (iii) will negotiate on behalf of and act as an advocate for the Landlord; and
     (iv) must disclose to potential  tenants all adverse  material  facts about the property actually known by a landlord. A landlord is legally responsible for the actions of a landlord's agent when such agent is acting within the scope of the agency. A separate written listing agreement is required which sets forth the duties and obligations of the parties. A subagent: (i) is engaged as a limited agent and owes the same duties of utmost good faith, loyalty and fidelity to a landlord as to a landlord's agent; (ii) must make the same disclosures to tenants concerning adverse material facts about the property; and (iii) will negotiate and act as an advocate for a landlord. A landlord is legally responsible for the acts of the subagent when such agent is acting within the scope of the subagency. A landlord must give written permission for the listing agent to employ subagents. A buyer's agent: (i) is engaged as a limited agent and works solely on behalf of a tenant and owes duties to a tenant which include the utmost good faith, loyalty and fidelity; (ii) will negotiate on behalf of and act as an advocate for a tenant; and (iii) must disclose to potential landlords all adverse material facts concerning a tenant's financial ability to perform the terms of the transaction and whether a tenant intends to occupy the property. A tenant is legally responsible for the actions of the agent when such agent is acting within the scope of the agency. A separate written tenant agency agreement is required which sets forth the duties and obligations of the parties. A dual agent is a broker who with the written informed consent of all parties to a contemplated real estate transaction, is engaged as a limited agent for both the landlord and tenant. A landlord and a tenant may both be legally responsible for the acts of the dual agent when such agent is acting within the scope of the dual agency relationship. A written dual agency agreement/addendum is required (e.g., Dual Agency Addendum). A transaction-broker: (i) assists a landlord or a tenant or both throughout a real estate transaction with communication, advice, negotiation, contracting and closing without being an agent or advocate for any of the parties; (ii) does owe the parties a number of statutory obligations and responsibilities, including using reasonable skill and care in the performance of any oral or written agreement; and (iii) must also make the same disclosures as agents about adverse material facts concerning a property or a tenant's financial ability to perform the terms of a transaction and whether the tenant intends to occupy the property. The parties to a transaction are not legally responsible for the actions of a transaction-broker and a transaction-broker does not owe those parties the duties of an agent. No written agreement is required.

     14.18 Parking.
     --------------
     Tenant shall be entitled to the non-exclusive use of the Parking Area up to the maximum number of spaces set forth in the Summary of Basic Lease Terms, on a first come-first serve basis. Landlord shall be entitled to establish reasonable rules and regulations governing the use of the Parking Area including, without limitation, the right to issue parking permits and details to be affixed to motor vehicles (with the reasonable costs thereof being a part of the Common Facilities charges). Landlord may designate a specific area for Tenant's parking spaces within the Parking Area and may modify, relocate, reduce or restrict any of the parking spaces in the Parking Area. Landlord shall be entitled to permit the use of the Parking Area for other purposes, including uses not related to the operation of the Building. Landlord shall not be liable for and Tenant hereby releases and covenants not to bring any action against Landlord for any loss, damage or theft to or from any motor vehicle or other property of Tenant, or its employees, guests or invitees, while in the Parking Area. If any visitor parking is provided by Landlord in the Parking Area, the use thereof shall be limited to visitors of Tenant and other tenants of the Building, except as otherwise permitted by Landlord.

     14.18 Prohibition Against Percentage Rent Based on Net Receipts.
     ----------------------------------------------------------------
     No rent or other amounts payable hereunder shall be based in whole or in part on the income or profits derived from the Demised Premises or any sublease thereof, except for percentage rent based on gross (not net) receipts or sales. Landlord and Tenant acknowledge that neither the Basic Rent nor any other amounts payable by Tenant under this Lease is based in whole or in part on the income or profits derived from the Demised Premises or the sublease thereof, and Tenant is not obligated to pay any percentage rent under this Lease. If the holder of any first mortgage encumbering the Demised Premises succeeds to landlord's interest under this Lease, such holder may elect to amend unilaterally the provisions relating to rent under this Lease so that none of the rent payable to such holder under this Lease will be deemed to constitute unrelated business income to such holder or otherwise cause such holder any adverse tax consequences, but under no circumstances will any such amendment increase Tenant's payment obligations or other liabilities under this Lease or reduce Landlord's obligations under this Lease. Upon request by Landlord or such holder, Tenant shall execute any document that Landlord or such holder deems necessary to effect the foregoing amendment of this Lease.

     14.19 Relationship of Landlord and Tenant.
     ------------------------------------------
     Nothing contained herein shall be deemed or construed as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

     14.20 Authority of Tenant.
     --------------------------
     Each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to deliver this Lease on behalf of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

IN WITNESS WHEREOF the parties hereto have caused this Lease to be executed the day and year first above written.



                            TENANT:

                            ONE SOURCE TECHNOLOGIES, INC.
                            a Delaware corporation

                            By: /s/ Jerry Washburn
                                --------------------------------------
                            Name: Jerry Washburn
                                 -------------------------------------
                            Title: President
                                  ------------------------------------



                            LANDLORD:

                            COLORADO INDUSTRIAL PORTFOLIO, LLC,
                            a Colorado limited liability company

                            By:  /s/ Bruce H. Etkin
                                 -------------------------------------
                                 Name:  Bruce H. Etkin
                                 Title: Manager

STATE OF                                             )
        -------------------------------------        ) ss.
COUNTY OF                                            )
        -------------------------------------

         The foregoing instrument was acknowledged before me this __________ day of _____________, by as ________________________________________________________

of __________________________________________________ , a _____________________.


         Witness my hand and official seal.
         My commission expires:                       .


                                             Notary Public


STATE OF                                     )
CITY AND                                     ) ss.
COUNTY OF                                    )


         The foregoing instrument was acknowledged before me this ______ day of ______________, 2002, by Bruce H. Etkin, as Manager of Colorado Industrial Portfolio, LLC, a Colorado limited liability company.

         Witness my hand and official seal.
         My commission expires:______________________.


                                                   Notary Public

                                    EXHIBIT A
                           Legal Descriptions of Land

                                    EXHIBIT B
            Location of Demised Premises Within Building (Space Plan)

                                    EXHIBIT C

                               RULES & REGULATIONS

1. The sidewalk, entries, and driveways of the Property shall not be obstructed by Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from the Demised Premises.

2. Tenant shall not place any objects including, without limitation, any antennas, satellite dishes, aerials, outdoor furniture, other similar devices or property on the roof or exterior walls of the Building, the Common Facilities or any other part of the Property.

3. If Tenant desires telegraphic, telephonic or other electric connections in the Demised Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

4. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Demised Premises, except as specifically approved in the Lease. The use of oil, gas, or flammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Property.

5. Parking any type of recreational vehicles is specifically prohibited on or about the Property. No vehicle of any type shall be stored in the parking areas at any time other than trucks which are operable and owned by the Tenant or its employees and then only overnight and in front of the Demised Premises. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall not be "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

6. Tenant shall maintain the Demised Premises free from rodents, insects and other pests. Tenant, at its sole cost, shall be responsible for any pests or other extermination services, which Landlord shall be entitled to request of Tenant from time to time. Tenant shall not burn any trash or garbage of any kind in or about the Demised Premises or the Property.

7. Landlord reserves the right to exclude or expel from the Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of these Rules and Regulations or the Lease.

8. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Demised Premises.

9. Tenant shall not permit storage outside the Demised Premises, including without limitation, outside storage of trucks and other vehicles (except as provided for in Paragraph 5 above), or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Demised Premises.

10. All moveable trash receptacles provided by the trash disposal firm for the Demised Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

                               RULES & REGULATIONS
                               -------------------
Page Two

11. No auction, public or private, will be permitted on the Demised Premises or the Property.

12. No awnings shall be placed over the windows in the Demised Premises except with the prior written consent of Landlord.

13. The Demised Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Demised Premises.

14. Tenant assumes full responsibility for protecting the Demised Premises from theft, robbery, pilferage, arson, vandalism or other destruction of property.

15. Tenant shall not install or operate on the Demised Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Demised Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Demised Premises.

16. All loading and unloading of goods, inventory and other property from the Demised Premises shall be made only through loading dock areas or areas designated by the Landlord for such purpose.

17. Tenant shall keep the Demised Premises at a sufficient temperature to prevent freezing of water in pipes and fixtures. The plumbing facilities shall not be used for any purpose other than the Permitted Uses and only in a manner consistent with the construction thereof. Tenant shall not deposit or permit to be deposited any foreign substance in the plumbing facilities. Tenant shall bear the expense of any breakage, stoppage or damage resulting therefrom.

18. Pets are not allowed in the Demised Premises without the written consent of Landlord.

                                ADDENDUM TO LEASE

     THIS ADDENDUM TO LEASE OF SPACE ("Addendum") shall be a part of that certain Lease of Space, dated August 20, 2002 (the "Lease") between Colorado Industrial Portfolio, LLC, a Colorado limited liability company ("Landlord"), and One Source Technologies, Inc., a Delaware corporation ("Tenant").

     The following provisions shall be a part of the Lease and to the extent of any conflict between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall control. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Lease shall have the following additional terms:

     1. Projected Building Operating Expenses.
     -----------------------------------------
     Landlord projects that Tenant's Pro Rata Share of Additional Rent for Common Facilities charges, Taxes and Assessments, and Landlord's Insurance shall be in the total amount of $3.15 per square foot of rentable area of the Demised Premises during the 2002 calendar year. Tenant acknowledges that such projection is only an estimate by Landlord and does not bind or otherwise limit Landlord from requiring Tenant to pay its entire Pro Rata Share of the actual amount of the Common Facilities charges, Taxes and Insurance, and Landlord's Insurance. There will be a five percent (5%) cap on all controllable expenses.

     2. Tenant Finish.
     -----------------
     Tenant shall accept the Premises in the "as is" condition.

     3. Option to Extend.
     --------------------
     Landlord grants to Tenant the right to extend the Lease Term ("Renewal Option") for three (3) periods of one (1) year ("Option Term"), upon the following terms and conditions:

          (a) Tenant must exercise the Renewal Option, if at all, by providing Landlord with written notice thereof at least twelve (12) months prior to the expiration date of the Lease Term ("Renewal Notice"). If Tenant does not provide Landlord with the Renewal Notice as and when herein specified, the Renewal Option shall terminate and be of no further force or effect. If Tenant exercises the Renewal Option, the Lease Term shall be extended for an additional period of one (1) year upon the same terms and conditions as set forth in the Lease, except the Basic Rent and this Renewal Option. The Basic Rent for the Option Term shall be at the then-current "Market Rate" as defined below.
          (b) The Renewal Option shall apply to the entire Demised Premises, as amended or expanded as of the commencement date of each Option Term and may not be exercised only as to a portion of the Demised Premises. Upon exercise of the Renewal Option, Landlord and Tenant shall enter into an amendment to the Lease memorializing the terms and conditions of the Lease during such Option Term. If Tenant is in default of its obligations under the Lease at any time between the date it exercises the Renewal Option and the date upon which such Option Term is to commence, then Landlord at its option may elect to treat the exercise of such Renewal Option as ineffective in which case this Lease shall terminate upon expiration of the Lease Term.
          (c) The Renewal Option is personal to Tenant and in the event of any Transfer by Tenant, whether or not with the consent of Landlord, any Renewal Options which have not been exercised as of the date of such Transfer shall automatically terminate.
          (d) The "Market Rate" means the rate at which Landlord under no compulsion to lease the Demised Premises and a tenant under no compulsion to lease the Demised Premises would determine as the rental (including initial monthly rental and rental increases) for the Renewal Option, as of the commencement date of such Option Term, taking into consideration the uses permitted under the Lease, the quality, size, design and location of the Demised Premises, and the rental for comparable space located in the vicinity. The "Market Rate" and the rental increases in monthly rent during the Option Term shall not be less than the Basic Rent, Taxes and Assessments, Landlord's Insurance and Common Facilities charges provided during the calendar month immediately prior to the commencement date of such Option Term. The "Market Rate" shall not include any abatement of any rentals, rental concessions or tenant improvements that are then being offered by Landlord or other property owners.




         EXECUTED as of this 1st day of October, 2002.


                            TENANT:


                            ONE SOURCE TECHNOLOGIES, INC.
                            a Delaware corporation

                            By: /s/ Jerry Washburn
                                --------------------------------------
                            Name: Jerry Washburn
                                 -------------------------------------
                            Title: President
                                  ------------------------------------



                            LANDLORD:

                            COLORADO INDUSTRIAL PORTFOLIO, LLC,
                            a Colorado limited liability company

                            By:  /s/ Bruce H. Etkin
                                 -------------------------------------
                                 Name:  Bruce H. Etkin
                                 Title: Manager